EXHIBIT 10.1


                               PURCHASE AGREEMENT



                                     between



                           UNITED FIDELITY BANK, FSB,



                                  as Originator



                                       and



                          UNITED FIDELITY FINANCE, LLC,



                                  as Transferor



                           Dated as of August 1, 2002






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                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----


ARTICLE I CERTAIN DEFINITIONS..............................................3

ARTICLE II PURCHASE AND SALE OF RECEIVABLES................................4

ARTICLE III REPRESENTATIONS AND WARRANTIES.................................7

ARTICLE IV CONDITIONS.....................................................22

ARTICLE V COVENANTS OF THE ORIGINATOR.....................................25

ARTICLE VI MISCELLANEOUS PROVISIONS.......................................29


EXHIBIT A - Form of Initial Assignment

EXHIBIT B - Form of Subsequent Assignment

SCHEDULE A - Schedule of Receivables





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                  PURCHASE AGREEMENT, dated as of August 1, 2002, by and between
United Fidelity Bank, fsb, a federal savings association under the laws of the United States (the "Originator"), and United Fidelity Finance, LLC, a Delaware limited liability company (the "Transferor").

                  WHEREAS, in the regular course of its business, the Originator originates, purchases and services through its auto loan programs certain motor vehicle retail installment sale contracts secured by new and used automobiles, vans, sport utility vehicles or light duty trucks acquired from motor vehicle dealers;

                  WHEREAS, the Originator and the Transferor wish to set forth the terms pursuant to which the Initial Receivables are to be sold by the Originator to the Transferor, which Initial Receivables together with the other Trust Property related thereto will be conveyed by the Transferor to United Fidelity Auto Receivables Trust 2002-A (the "Issuer") pursuant to the Sale and Servicing Agreement, dated as of August 1, 2002 (the "Sale and Servicing Agreement"), among the Originator, the Issuer, the Transferor, United Fidelity Bank, fsb, as Master Servicer, Wells Fargo Bank Minnesota, National Association, as Trust Collateral Agent and Back-up Servicer; and

                  WHEREAS, the Originator and the Transferor wish to set forth the terms pursuant to which Subsequent Receivables are to be sold by the Originator to the Transferor on the related Subsequent Transfer Dates, which Subsequent Receivables together with the other Trust Property related thereto will be conveyed by the Transferor to the Issuer pursuant to the Sale and Servicing Agreement and the related Transfer Agreements.

                  NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                   ARTICLE I
                               CERTAIN DEFINITIONS

                  The following terms used herein shall have the following meanings:

                  "FDIC Receivership Regulation" means 12 CFR Section 360.6 and any successor provision.

                  "Initial Purchaser" shall have the meaning specified in
Section 2.2.

                  "Initial Receivables Purchase Price" shall have the meaning specified in Section 2.1(b).

                  "Initial Transferred Property" shall have the meaning specified in Section 2.1(a).

                  "Subsequent Transferred Property" shall have the meaning specified in Section 2.3(a).


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                  "Transferred Property" means the Initial Transferred Property or the Subsequent Transferred Property, as applicable.

                  "Underwriter" shall have the meaning specified in Section 2.2.

                  Capitalized terms used but not defined herein shall have the same meanings as in the Sale and Servicing Agreement.

1.1. Action by or Consent of Noteholders. Whenever any provision of this Purchase Agreement refers to action to be taken, or consented to, by Noteholders, such provision shall be deemed to refer to Noteholders of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Noteholders. Solely for the purposes of any action to be taken, or consented to, by Noteholders, any Note registered in the name of the Originator or any Affiliate thereof (other than a Note pledged by the Originator or an Affiliate to a nonaffiliated third party) shall be deemed not to be outstanding and the aggregate principal balance evidenced thereby shall not be taken into account in determining whether the requisite principal balance necessary to effect any such action or consent has been obtained; provided, however, that, solely for the purpose of determining whether the Indenture Trustee or Trust Collateral Agent is entitled to rely upon any such action or consent, only Notes the Indenture Trustee or Trust Collateral Agent knows to be so owned shall be so disregarded.

1.2. Material Adverse Effect. Whenever a determination is to be made under this Purchase Agreement as to whether a given event, action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Issuer or the Noteholders (or any similar or analogous determination), such determination shall be made without taking into account the funds available from claims under the Note Policy. Whenever a determination is to be made under this Purchase Agreement whether a breach of a representation, warranty or covenant has or could have a material adverse effect on a Receivable or the interest therein of the Issuer, the Noteholders or the Note Insurer (or any similar or analogous determination), such determination shall be made by the Note Insurer in its sole discretion so long as no Insurer Default shall have occurred and be continuing.

                                   ARTICLE II
                        PURCHASE AND SALE OF RECEIVABLES

2.1. Purchase and Sale of Initial Receivables. On the Closing Date, subject to the terms and conditions of this Purchase Agreement, the Originator agrees to sell to the Transferor, and the Transferor agrees to purchase from the Originator, without recourse (subject to the obligations in this Purchase Agreement and the Sale and Servicing Agreement), all of the Originator's right, title and interest in, to and under the Initial Receivables and the other Initial Transferred Property relating thereto. Each conveyance to the Transferor of the Initial Receivables and other Initial Transferred Property relating thereto is intended as a sale free and clear of all liens and it is intended that such Initial Transferred Property and other property of the Transferor shall not be part of the Originator's estate in the event that the Originator becomes insolvent or a conservator or receiver is appointed for the Originator.

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(a) Transfer of Initial Receivables. On the Closing Date and simultaneously with the transactions to be consummated pursuant to the Sale and Servicing Agreement, the Originator shall sell, transfer, assign, grant, set over and otherwise convey to the Transferor, without recourse (subject to the obligations herein and in the Sale and Servicing Agreement), all of its right, title and interest in, to and under: (i) the Initial Receivables listed in Schedule A hereto and all amounts received after the Initial Cut-off Date and all amounts due thereunder on or before the Initial Cut-off Date but received after the Initial Cut-off Date; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Initial Receivables and any accessions thereto, and any other interest of the Originator in such Financed Vehicles and accessions, including, without limitation, the certificates of title and other evidence of ownership with respect to such Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life or disability, GAP or other insurance policies thereon covering the Financed Vehicles or the Obligors relating to the Initial Receivables and any proceeds from the liquidation of Initial Receivables or Financed Vehicles, (iv) all property (including the right to receive future Liquidation Proceeds) that secures an Initial Receivable and that has been acquired by or on behalf of the Transferor pursuant to the liquidation of such Initial Receivable; (v) the Dealer Recourse relating to the Initial Receivables;
(vi) rebates or refunds of premiums and other amounts relating to insurance policies and other items financed under the Initial Receivables or otherwise covering an Obligor or a Financed Vehicle; (vii) all amounts and property from time to time held in or credited to the Lock-Box Account (to the extent such amounts and property in the Lock-Box Account relate to the Initial Receivables);
(viii) the Receivable Files and all other documents that the Originator keeps on file in accordance with its customary procedures relating to the Initial Receivables, or the Obligors or Financed Vehicles relating thereto; and (ix) the proceeds of any and all of the foregoing (collectively, the property set forth in clauses (i) through (ix) above the "Initial Transferred Property").

(b) Initial Receivables Purchase Price. In consideration for the Initial Receivables and the other Initial Transferred Property described in Section 2.1(a), the Transferor shall, on the Closing Date, pay to the Originator an amount equal to $ (the "Initial Receivables Purchase Price"). In addition, on the Closing Date, the Originator will be deemed to have made a capital contribution to the Transferor equal to the difference between the Principal Balance of the Receivables (as of the Initial Cut-off Date) transferred by the Originator to the Transferor on such date and the cash proceeds so received by the Originator in consideration thereof. All monies paid to the Originator pursuant to this Section 2.1(b) shall be paid by federal wire transfer (same day) funds.

2.2. The Closing. The sale and purchase of the Initial Receivables and the other Initial Transferred Property relating thereto shall take place at a closing (the "Closing") at the offices of Krieg DeVault LLP, One Indiana Square, Suite 2800, Indianapolis, Indiana 46204-2079, on the Closing Date, simultaneously with the closings under: (a) the Sale and Servicing Agreement pursuant to which the Transferor will convey all of its right, title and interest in and to the Initial Receivables and the other Trust Property related thereto to the Issuer;
(b) the Indenture pursuant to which the Issuer will pledge all of its right, title and interest in and to the Receivables and the other Collateral to the Indenture Trustee for the benefit of the Noteholders and the Note Insurer; (c) the Trust Agreement pursuant to which the Issuer shall be formed and the Certificate issued to the Transferor; (d) the Underwriting Agreement pursuant to which City Securities Corporation (the "Underwriter") will agree to purchase the Class A Notes from the Issuer; and (e) the Note Purchase Agreement pursuant to which City Securities Corporation (the "Initial Purchaser") will agree to purchase the Class B Notes from the Issuer.

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2.3. Purchase and Sale of Subsequent Receivables. On each Subsequent Transfer
Date, subject to the terms and conditions of this Purchase Agreement and Section 2.02(b) of the Sale and Servicing Agreement, the Originator agrees to sell to the Transferor, and the Transferor agrees to purchase from the Originator, without recourse (subject to the obligations in this Purchase Agreement, the related Transfer Agreement and the Sale and Servicing Agreement), all of the Originator's right, title and interest in, to and under the related Subsequent Receivables and the other Subsequent Transferred Property relating thereto. The conveyance to the Transferor of the related Subsequent Receivables and other Subsequent Transferred Property relating thereto is intended as a sale free and clear of all liens (other than the lien of the Indenture) and it is intended that the Subsequent Transferred Property and other property of the Transferor shall not be part of the Originator's estate in the event that the Originator becomes insolvent or a conservator or receiver is appointed for the Originator.

(a) Transfer of Subsequent Receivables. On each Subsequent Transfer Date, the Originator shall sell, assign, grant, set over and otherwise convey to the Transferor (without recourse subject to the obligations set forth herein and in the related Transfer Agreement and the Sale and Servicing Agreement), all of its right, title and interest in, to, and under: (i) the Subsequent Receivables listed on Schedule A to the related Subsequent Assignment and all amounts thereunder received thereon after the applicable Subsequent Cut-off Date and all amounts due thereunder on or before the applicable Subsequent Cut-off Date but received after such Subsequent Cut-off Date; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Subsequent Receivables and any accessions thereto, and any other interest of the Originator in such Financed Vehicles and accessions, including, without limitation, the certificates of title and other evidences of ownership with respect to such Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life or disability, GAP or other insurance policies thereon covering the Financed Vehicles or the Obligors relating to the Subsequent Receivables and any proceeds from the liquidation of the Subsequent Receivables or Financed Vehicles; (iv) all property (including the right to receive future Liquidation Proceeds) that secures a Subsequent Receivable and that has been acquired by or on behalf of the Issuer pursuant to the liquidation of such Subsequent Receivable; (v) the Dealer Recourse relating to the Subsequent Receivables; (vi) rebates or refunds of premiums and other amounts relating to insurance policies and other items financed under the Subsequent Receivables or otherwise covering an Obligor or a Financed Vehicle; (vii) all amounts and property from time to time held in or credited to the Lock-Box Account (to the extent such amounts and property in the Lock-Box Account relate to the Subsequent Receivables); (viii) the Receivable Files and all other documents that the Originator keeps on file in accordance with its customary procedures relating to the Subsequent Receivables, or the Obligors or Financed Vehicles relating thereto; and (ix) the proceeds of any and all of the foregoing (collectively, the property set forth in clauses (i) through (ix) above, the "Subsequent Transferred Property").

(b) Subsequent Receivables Purchase Price. In consideration for the Subsequent Receivables and other Subsequent Transferred Property described in Section 2.3(a), the Transferor shall pay the related amount (the "Subsequent Receivables Purchase Price") to the Originator. In addition, on each Subsequent Transfer Date, the Originator will be deemed to

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have made a capital contribution to the Transferor equal to the difference between the Principal Balance of the Receivables (as of the related Subsequent Cut-off Date) transferred by the Originator to the Transferor on such date and the cash proceeds so received by the Originator in consideration thereof. All monies paid to the Originator pursuant to this Section 2.3(b) shall be paid by federal wire transfer (same day) funds.

2.4. Subsequent Closings. The sale and purchase of the Subsequent Receivables and the other Subsequent Transferred Property relating thereto shall take place at one or more closings at the offices of Krieg DeVault LLP, One Indiana Square, Suite 2800, Indianapolis, Indiana 46204-2079, on the related Subsequent Transfer Dates.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

3.1. Representations and Warranties of the Transferor. The Transferor hereby represents and warrants to the Originator as of the date hereof, on the Closing Date and on each Subsequent Transfer Date, on which the Originator relies in selling the Receivables and the other Transferred Property, on which the Issuer relies in pledging the Receivables and the other Collateral to the Indenture Trustee under the Indenture and on which the Note Insurer will rely in issuing the Note Policy:

(a) Organization and Good Standing. The Transferor is duly organized and validly existing as a limited liability company under the laws of the State of Delaware, with the limited liability company power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the limited liability company power, authority and legal right to acquire and own the Receivables and the other Transferred Property and to convey the Receivables and the other Transferred Property to the Issuer pursuant to the Sale and Servicing Agreement and each Transfer Agreement, and to perform its other obligations under this Purchase Agreement, the Sale and Servicing Agreement, each Transfer Agreement and any other Basic Documents to which it is a party.

(b) Due Qualification. The Transferor is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business (including, without limitation, the purchase of the Receivables from the Originator hereunder, the conveyance of the Receivables by the Transferor pursuant to the Sale and Servicing Agreement and each Transfer Agreement, and the performance of its other obligations under this Purchase Agreement, the Sale and Servicing Agreement, each Transfer Agreement and the other Basic Documents to which it is a party) shall require such qualifications, licenses and/or approvals, other than where the failure to obtain such license or approval would not have a material adverse effect on the ability of the Transferor to perform its obligations under this Purchase Agreement, the Sale and Servicing Agreement, each Transfer Agreement or any other Basic Document to which it is a party, on any Receivable or on the interest therein of the Issuer, the Noteholders or the
Note Insurer.

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(c) Power and Authority. The Transferor has the power and authority to execute and deliver this Purchase Agreement, each Transfer Agreement and the other Basic Documents to which it is a party and to carry out their respective terms and the execution, delivery and performance of this Purchase Agreement, each Transfer Agreement and the other Basic Documents to which it is a party have been duly authorized by the Transferor by all necessary limited liability company action.

(d) Binding Obligation. Each of this Purchase Agreement, each Transfer Agreement, the Sale and Servicing Agreement and each other Basic Document to which the Transferor is a party shall constitute a legal, valid and binding obligation of the Transferor enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

(e) No Violation. The execution, delivery and performance by the Transferor of this Purchase Agreement, each Transfer Agreement and the other Basic Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof do not conflict with, result in a breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of formation or limited liability company agreement of the Transferor, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Transferor is a party or by which it is bound or to which any of its properties are subject; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any indenture, agreement, mortgage, deed of trust, or other instrument (other than the Basic Documents); nor violate any law, order, rule or regulation applicable to the Transferor of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties.

(f) No Proceedings. There are no proceedings or investigations pending, or to the Transferor's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties: (A) asserting the invalidity of this Purchase Agreement, any Transfer Agreement, the Sale and Servicing Agreement, the Notes, the Certificate, or any other Basic Document; (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Purchase Agreement, any Transfer Agreement, the Sale and Servicing Agreement or any other Basic Document to which it is a party; (C) seeking any determination or ruling that might materially and adversely affect the performance by the Transferor of its obligations under, or the validity or enforceability of, this Purchase Agreement, the Sale and Servicing Agreement, any Transfer Agreement, the Notes or any other Basic Document to which it is a party; or (D) relating to the Transferor and which might adversely affect the Federal or State income, excise, franchise or similar tax attributes of the Notes.

(g) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required to be obtained by the Transferor for the issuance or sale of the Notes or the consummation of the other transactions contemplated by this Purchase Agreement, any Transfer Agreement, the Sale and Servicing Agreement or any other Basic Document to which it is a party, except such as have been duly made or obtained or where the failure to obtain such consent, approval, authorization, order or declaration, or to make

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such filing, would not have a material adverse effect on the ability of the
Transferor to perform its obligations under this Purchase Agreement, any Transfer Agreement, the Sale and Servicing Agreement or any other Basic Document to which it is a party or on any Receivable or the interest therein of the Issuer, the Noteholders or the Note Insurer.

(h) Valid Assignment. Each Initial Receivable has been validly assigned by the Transferor to the Issuer on the Closing Date pursuant to the Sale and Servicing Agreement and each Subsequent Receivable will be validly assigned to the Issuer on the related Subsequent Transfer Date pursuant to the Sale and Servicing Agreement and the related Transfer Agreement; and no Receivable has been sold, transferred, assigned or pledged by the Transferor to any Person other than the Issuer.

3.2.     Representations and Warranties of the Originator.

(a) The Originator hereby represents and warrants to the Transferor as of the date hereof, on the Closing Date and on each Subsequent Transfer Date on which the Transferor relies in acquiring the Receivables and the other Transferred Property and in conveying the Receivables and the other Trust Property to the Issuer under the Sale and Servicing Agreement and each Transfer Agreement, on which the Issuer relies in pledging the Receivables and the other Collateral to the Indenture Trustee under the Indenture and on which the Note Insurer will rely in issuing the Note Policy:

     (i) Organization and Good Standing. The Originator is duly organized and validly existing as a federally-chartered savings association in good standing under the federal laws of the United States of America, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted and had at all relevant times, and has, the power, authority and legal right to originate, acquire, own, sell and service the Receivables and to perform its other obligations under this Purchase Agreement, each Transfer Agreement and the other Basic Documents to which it is a party.

     (ii) Due Qualification. The Originator is duly authorized to transact business, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business (including, without limitation, the purchase of motor vehicle retail installment sale contracts, the sale of the Receivables to the Transferor hereunder, the servicing of the Receivables as required by the Sale and Servicing Agreement and its other obligations hereunder, under the Sale and Servicing Agreement, each Transfer Agreement and the other Basic Documents to which it is a party) shall require such qualifications, licenses and/or approvals, other than where the failure to obtain such license, qualification or approval would not have a material adverse effect on the ability of the Transferor to perform its obligations under this Purchase Agreement, the Sale and Servicing Agreement, each Transfer Agreement or any other Basic Document to which it is a party or on any Receivable or the interest therein of the Transferor, the Issuer, the Noteholders or the Note Insurer.

     (iii) Power and Authority. The Originator has the power and authority to execute and deliver this Purchase Agreement, each Transfer Agreement and the other Basic

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Documents to which it is a party and to carry out their respective terms; the
Originator has full power and authority to sell and assign the property sold and assigned by it to the Transferor hereunder and has duly authorized such sale and assignment by it to the Transferor by all necessary action; and the execution, delivery and performance of this Purchase Agreement, each Transfer Agreement and the other Basic Documents to which it is a party have been duly authorized by the Originator by all necessary action.

     (iv) Valid Sale; Binding Obligation. This Purchase Agreement effects a valid sale, transfer and assignment of the Initial Receivables and the other Initial Transferred Property conveyed to the Transferor pursuant to Section 2.1 hereof, enforceable against creditors of and purchasers from the Originator; each Subsequent Assignment shall constitute a valid sale, transfer and assignment of the Subsequent Receivables and other related Subsequent Transferred Property conveyed to the Transferor thereunder and pursuant to
Section 2.3 hereof, enforceable against creditors of and purchasers from the Originator; each Transfer Agreement shall constitute a valid sale, transfer and assignment of the related Subsequent Receivables and other related Subsequent Transferred Property conveyed to the Issuer thereunder and pursuant to the Sale and Servicing Agreement, enforceable against creditors of and purchasers from the Transferor; and each of this Purchase Agreement, each Transfer Agreement and each other Basic Document to which it is a party shall constitute a legal, valid and binding obligation of the Originator, enforceable in accordance with their respective terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

     (v) No Violation. The execution, delivery and performance by the Originator of this Purchase Agreement, each Transfer Agreement and the other Basic Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof do not and will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the charter or by-laws of the Originator, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Originator is a party or by which it is bound or to which any of its properties are subject; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument (other than the Basic Documents); or violate any law, order, rule or regulation applicable to the Originator of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Originator or its properties, in each case other than any such Lien, conflict, breach, default or violation which would not have a material adverse effect on the interest of the Noteholders, the Transferor, the Issuer or the Note Insurer, in any Receivable or on the ability of the Originator to perform its obligations under this Purchase Agreement, any Transfer Agreement, the Sale and Servicing Agreement or any other Basic Document to which it is a party.

     (vi) No Proceedings. There are no proceedings or investigations pending, or to the Originator's best knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the

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Originator or its properties: (A) asserting the invalidity of this Purchase
Agreement, any Transfer Agreement, the Sale and Servicing Agreement, any of the other Basic Documents to which it is a party, the Notes or the Certificate; (B) seeking to prevent the issuance of the Notes or the Certificate or the consummation of any of the transactions contemplated by this Purchase Agreement, any Transfer Agreement, the Sale and Servicing Agreement or any other Basic Document to which it is a party; (C) seeking any determination or ruling that might materially and adversely affect the performance by the Originator of its obligations under, or the validity or enforceability of, this Purchase Agreement, the Sale and Servicing Agreement, any Transfer Agreement, any of the other Basic Documents to which it is a party, the Notes or the Certificate; (D) relating to the Originator and which might adversely affect the Federal or State income, excise, franchise or similar tax attributes of the Notes; or (E) that could have a material adverse effect on the Receivables or the interest therein of the Transferor, the Issuer, the Noteholders or the Note Insurer.

     (vii) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required to be obtained by the Originator for the issuance or sale of the Notes or the consummation of the other transactions contemplated by this Purchase Agreement, the Sale and Servicing Agreement, any Transfer Agreement or any of the other Basic Documents to which the Originator is a party, except such as have been duly made or obtained, other than the failure to obtain such consent, approval, authorization, order or declaration, or to make such filing, would not have a material adverse effect on the ability of the Originator to perform its obligations under the Basic Documents to which it is a party or on any Receivable or the interest therein of the Transferor, the Issuer, the Noteholders, the Certificateholder or the Note Insurer.

     (viii) Financial Condition. The Originator has a positive net worth and is able to and does pay its liabilities as they mature. The Originator is not in default under any material obligation to pay money to any person except for matters being disputed in good faith which do not involve an obligation of the Originator on a promissory note. The Originator will not use the proceeds from the transactions contemplated by this Purchase Agreement to give any preference to any creditor or class of creditors, and this transaction will not leave the Originator with remaining assets which are unreasonably small compared to its ongoing operations.

     (ix) Fraudulent Conveyance. The Originator is not selling the Initial Receivables or the Subsequent Receivables with any intent to hinder, delay or defraud any of its creditors; the Originator will not be rendered insolvent as a result of such sale of the Initial Receivables or the Subsequent Receivables to the Transferor.

     (x) Certificate, Statements and Reports. The officers certificates, statements, reports and other documents prepared by the Originator and furnished by the Originator to the Transferor, the Note Insurer or the Underwriter(s) pursuant to this Purchase Agreement, any Transfer Agreement or any other Basic Document to which the Originator is a party, and in connection with the transactions contemplated hereby or thereby, when taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein or therein not misleading.

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     (xi) Originator's Intention. The Initial Receivables and other Initial
Transferred Property are being transferred, and the Subsequent Receivables and the other Subsequent Transferred Property will be transferred by the Originator, with the intention of removing them from the Originator's estate pursuant to the Federal Deposit Insurance Act and the FDIC Receivership Regulations.

     (xii) Adequate Consideration. The Originator has received adequate consideration for the transfer of the Initial Receivables and the other Initial Transferred Property and will upon the transfer thereof receive adequate consideration for the Subsequent Receivables and any Subsequent Transferred Property.

     (xiii) FDIC Receivership Regulation. The transfers of the Initial Receivables and the other Initial Transferred Property and the Subsequent Receivables and the other Subsequent Transferred Property by the Originator meet all of the conditions for sale accounting treatment under generally accepted accounting principles and such transfers otherwise meet the requirements necessary under the FDIC Receivership Regulation for such transfers to be respected by the FDIC notwithstanding the FDIC's powers to reclaim, disaffirm or repudiate contracts under 12 U.S.C. Section 1821(e).

     (xiv) Compliance with FDIC Written Agreement Requirements. The Originator has taken and will continue to take all necessary action for this Purchase Agreement, each Transfer Agreement and the other Basic Documents to which it is a party to be enforceable against the FDIC notwithstanding Sections 11(d)(9),
Section 11(n)(4)(I) and Section 13(e) of the Federal Deposit Insurance Act.

(b) The Originator hereby makes each of the following representations and warranties with respect to the Receivables for the benefit of the Transferor, the Issuer, the Indenture Trustee, the Noteholders, the Trust Collateral Agent and the Note Insurer on which the Transferor relies in acquiring the Receivables and other Transferred Property and in conveying the Receivables and the other Trust property to the Issuer under the Sale and Servicing Agreement and each Transfer Agreement, on which the Issuer relies in pledging the Receivables and the other Collateral to the Indenture Trustee under the Indenture, on which the Trust Collateral Agent relies in connection with performance of its obligation under the Basic Documents and on which the Note Insurer will rely in issuing the Note Policy. Such representations and warranties speak (unless otherwise specified) as of the execution and delivery of this Purchase Agreement on the Closing Date (as to Receivables transferred to the Trust on the Closing Date) and each Subsequent Transfer Date (as to Receivables transferred to the Trust on such Subsequent Transfer Date), but shall in each case survive the sale, transfer, and assignment of the Receivables to the Transferor, the subsequent sale, transfer, and assignment to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

     (i) With respect to each Receivable, the Origination Date of such Receivable is, or will be, as applicable, on or after December 8, 1997.

     (ii) Each Receivable (a) has been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, such Dealer had all necessary licenses and permits to originate such Receivable in the State where such Dealer was located, has been fully and properly executed by the parties thereto, has been purchased by the Originator from such Dealer, under an existing Dealer Agreement with the Originator, in connection with the sale of Financed Vehicles by the Dealer, and has been validly assigned by such Dealer to the Originator, and in turn has been validly assigned by the Originator to the Transferor pursuant to this Purchase Agreement and the related Assignment, (b) creates a valid, subsisting, and enforceable first priority security interest for the benefit of the Originator in the Financed Vehicle, which security interest has been, in turn, validly assigned by the Originator to the Transferor, (c) contains customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security, (d) provides for level monthly payments (provided that the -------- payment in the first or last month in the life of the Receivable may be minimally different from the level payment) that fully amortize the Amount Financed by maturity and yield interest at the Annual Percentage Rate over an original term of no less than 12 months and no greater than 72 months; provided, -------- however, that 25 Receivables providing for 72 monthly payments had a first payment date that was due up ------- to 90 days after the related Origination Date, (e) provides for, in the event that such Receivable is prepaid in full, a prepayment that fully pays the Principal Balance, (f) is a Simple Interest Receivable and (g) was originated by a Dealer to an Obligor and was originated and sold by the Dealer to the Originator, without any fraud or misrepresentation on the part of such Dealer or on the part of the Obligor.

     (iii) The information set forth in Schedule A to this Purchase Agreement, as the same may be supplemented from time to time in accordance with the terms hereof, is true and correct in all material respects as of the close of business on each Cut-off Date, and no selection procedures adverse to the Noteholders or the Note Insurer have been or will be utilized in selecting the Receivables.

     (iv) Each Receivable and the sale of the related Financed Vehicle and the sale of any extended warranty protection plan costs, or of physical damage, credit life or disability insurance included in the Amount Financed related thereto complied at the time it was originated or made and complies at the execution of this Purchase Agreement with respect to an Initial Receivable, or at the execution of the related Subsequent Assignment in the case of a Subsequent Receivable, in all material respects with all requirements of applicable federal, state, and local laws, and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z (including amendments to the Federal Reserve's Official Staff Commentary to Regulation Z effective October 1, 1998 concerning negative equity loans), the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

     (v) Each Receivable represents the genuine, legal, valid, and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms subject to the effect of bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity, no Obligor has any right of action against the Originator or the Transferor or any right to any offset, counterclaim or rescission no such right has been asserted or threatened with respect to any Receivable, and all parties to each Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

     (vi) None of the Receivables is due from the United States of America or any State or from any agency, department, or instrumentality of the United States of America or any State.

     (vii) To the knowledge of the Originator, no Obligor was the subject of a bankruptcy proceeding at the time of origination of the related Receivable.

     (viii) Immediately prior to the sale, assignment, and transfer hereof pursuant to this Purchase Agreement and, with respect to the Initial Receivables, the Initial Assignment, or with respect to the Subsequent Receivables, the related Subsequent Receivables Assignment, as applicable, each Receivable was secured by a validly perfected first priority security interest in the Financed Vehicle for the benefit of the Originator as secured party and such security interest is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials or any other non-consensual lien affecting a Financed Vehicle arising subsequent to the Closing Date or the related Subsequent Transfer Date, as applicable), or all necessary and appropriate actions had been commenced (including the filing of the related applications for certificates of title with the related department of motor vehicles) that would result in the valid perfection of a first priority security interest in the Financed Vehicle in favor of the Transferor as secured party. Immediately after the sale, assignment and transfer thereof to the Trust, although the related certificates of title will not indicate the Trust or the Indenture Trustee as secured party, each Receivable will be secured by an enforceable and perfected first priority security interest in the Financed Vehicle in favor of the Indenture Trustee as secured party for the benefit of the Noteholders and the Note Insurer, which security interest is prior to all other Liens in such Financed Vehicle.

     (ix) Based on the location of the Dealers and the Principal Balances of the Initial Receivables as of the Initial Cut-off Date, approximately 26.93%, 30.51% and 41.03% of the Initial Receivables were originated in Indiana, Kentucky and Illinois, and no more than 5% of the Initial Receivables were originated in any other single state. As of each Subsequent Transfer Date, no more than 5% of the Receivables (based on the Principal Balances of the Receivables as of the applicable Cut-off Date) will have been originated in any single state other than Indiana, Kentucky and Illinois.

     (x) No later than 15 days after the Closing Date or the applicable Subsequent Transfer Date, each Obligor will have been notified by the Originator to make payments with respect to its respective Receivable directly to the Lock-Box, and will provide each Obligor with a new coupon book in order to enable such Obligor to make payments directly to the Lock-Box.

     (xi) No Receivable has been satisfied, subordinated, or rescinded, nor has any Financed Vehicle been released from the Lien granted by the related Receivable in whole or in part.

     (xii) No provision of a Receivable has been waived, altered, amended or modified in any respect since its origination, except by instruments or documents contained in the related Receivable File on the Closing Date or the related Subsequent Transfer Date, as applicable. No Receivable has been modified as a result of application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     (xiii) To the best of the Originator's knowledge, no liens or claims have been filed for work, labor, storage or materials relating to a Financed Vehicle that are prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Receivable.

     (xiv) Except for contractual delinquencies continuing for a period of not more than 30 days as of the Cut-off Date, no default, breach, violation, or event permitting acceleration under the terms of any Receivable has occurred and, to the Originator's knowledge, there was no material misrepresentation by any Obligor on such Obligor's credit application; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of any Receivable has arisen and the Originator shall not waive and has not waived any of the foregoing.

     (xv) At the time of origination of a Receivable, (A) the Originator, in accordance with its customary procedures, has either (i) determined that the Obligor has obtained physical damage insurance covering the Financed Vehicle or has applied for such insurance (a) in an amount at least equal to the lesser of
(x) the actual cash value of the related Financed Vehicle or (y) the unpaid Principal Balance of such Receivable, (b) naming the Originator as loss payee and (c) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision damage and each Receivable requires the Obligor to obtain and maintain such insurance naming the Originator and its successors and assigns as an additional insured or loss payee, or (ii) obtained a Vendor Single Interest Policy covering the Financed Vehicle; (B) each Receivable that finances the cost of premiums for physical damage, credit life or disability insurance is covered by an insurance policy and certificate of insurance naming the Originator as policyholder (creditor) or loss payee under each such insurance policy and certificate of insurance; and (C) as to each Receivable that finances the cost of an extended warranty protection plan, the respective Financed Vehicle which secures the Receivable is covered by such extended warranty protection plan. The Originator has not force-placed insurance on such Financed Vehicle at any time.

     (xvi) It is the intention of the Originator that each transfer and assignment herein contemplated pursuant to Section 2.1 or Section 2.3, as applicable, will constitute on the Closing Date or the Subsequent Transfer Date, as applicable, a sale and contribution of the Receivables from the Originator to the Transferor and that the beneficial interest in and title to the Receivables not be part of the Originator's respective estate in the event the Originator becomes insolvent or a conservator or receiver is appointed for the Originator. No Receivable has been sold, transferred, assigned, or pledged by the Originator to any Person other than the Transferor except with respect to any such pledge that has been released on or prior to the Closing Date or the applicable Subsequent Transfer Date. Immediately prior to each transfer and assignment of each Receivable herein contemplated pursuant to Section 2.1 or Section 2.3, as applicable, the Originator will have good and marketable title to such Receivable free and clear of all Liens and rights of others and, immediately upon the transfer thereof, the Trust shall have good and marketable title to such Receivable, free and clear of all Liens and rights of others; and each such transfer has been perfected under the UCC. Without limiting the generality of the foregoing, no Dealer has any right, title or interest in respect of any Receivable. Neither the Originator nor the Transferor has taken any action to convey any right to any Person that would result in such Person having a right to payments received under any insurance policies related to the Receivables or the Financed Vehicles or the related Dealer Agreements or to payments due under such Receivables, other than granting certain Liens which will be released on or prior to the Closing Date or the related Subsequent Transfer Date.

     (xvii) No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Receivable under this Purchase Agreement shall be unlawful, void, or voidable. The Originator has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

     (xviii) All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Transferor a first priority perfected ownership interest in the Receivables and the proceeds thereof and the other Transferred Property (other than the Financed Vehicles) will be made on or prior to the Closing Date or the related Subsequent Transfer Date, as applicable.

     (xix) Each Receivable constitutes "tangible chattel paper" as defined in the UCC.

     (xx) Each Receivable transferred to the Transferor had an original term to maturity of no less than 12 months and no greater than 72 months and a remaining term to maturity of at least one month but not greater than 72 months as of the applicable Cut-off Date; provided that 25 of the Initial Receivables providing for 72 monthly payments may have a first payment that is due up to 90 days after the related Origination Date. Each Receivable was originated on or before the applicable Cut-off Date.

     (xxi) The weighted average original term to maturity of the Initial Receivables is 61.17 months as of the Initial Cut-off Date and the weighted average remaining term to maturity of the Initial Receivables was 46.66 months as of the Initial Cut-off Date. No greater than 1.91% by aggregate Principal Balance of the Initial Receivables as of the Initial Cut-off Date have an APR of less than 6% and the weighted average APR of the Initial Receivables as of the Initial Cut-off Date is 9.093%.

     (xxii) There is only one original executed copy of each Receivable, and such original and a complete Receivable File with respect to each Receivable will be delivered to the Trust Collateral Agent on or prior to the Closing Date with respect to an Initial Receivable or, with respect to a Subsequent Receivable, will be delivered to the Trust Collateral Agent on or prior to the related Subsequent Transfer Date.

     (xxiii) As of the applicable Cut-off Date, no Financed Vehicle related to a Receivable has suffered a Casualty.

     (xxiv) The Originator and its assignees has not assumed any obligation to Dealers or other originators or holders of the Receivables (including, but not limited to, under dealer reserves) as a result of its purchase of the Receivables.

     (xxv) No Receivable is assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to the Originator with respect to such Receivable.

     (xxvi) Each Receivable is payable in U.S. dollars, and, to the best of the Originator's knowledge, the Obligor thereon is an individual who is a U.S. resident.

     (xxvii) Each Receivable has a final Scheduled Receivable Payment at least six months prior to the Class B Stated Final Maturity Date.

     (xxviii) The number of Scheduled Receivable Payments that have been paid under each Receivable since the related Origination Date is at least one.

     (xxix) Each Receivable has a Principal Balance of at least $1,011.56 and not greater than $46,163.13 as of the Cut-off Date.

     (xxx) No advances were made on behalf of the Obligor to satisfy any of the representations and warranties set forth herein with respect to the related Receivable.

     (xxxi) No Financed Vehicle was repossessed on or prior to the applicable Cut-off Date, except for Financed Vehicles subject to Receivables on which the Obligor has paid, on or prior to the due date therefor, the four Scheduled Receivable Payments due immediately prior to the applicable Cut-off Date.

     (xxxii) Each Receivable satisfies in all material respects the requirements under the Originator's underwriting guidelines that were in effect as of the date the Receivable was purchased. Each Receivable originated by a Dealer was underwritten by the Originator pursuant to and in accordance with agreed upon and well articulated underwriting and documentation standards. The collection practices used with respect to each Receivable have been in all respects legal, proper, prudent and customary in the motor vehicle financing and servicing business.

     (xxxiii) The servicing of each Receivable and the collection practices relating thereto have been lawful and in accordance with the standards set forth in the Sale and Servicing Agreement; other than the Master Servicer and the Back-up Servicer, no other person has the right to service any Receivable.

     (xxxiv) There are no proceedings pending, or to the best of the Originator's knowledge, threatened, wherein the Obligor or any governmental agency has alleged that any Receivable is illegal or unenforceable.

     (xxxv) As of the Closing Date or the related Subsequent Transfer Date, as applicable, the Originator will have duly fulfilled all obligations to be fulfilled on the lender's part under or in connection with the origination, acquisition and assignment of the Receivables and the related Transferred Property, including, without limitation, giving any notices or consents necessary to effect the acquisition of the Receivables and the related Transferred Property by the Transferor, the subsequent acquisition of the Receivables and the related Trust Property by the Trust pursuant to the Sale and Servicing Agreement and the related Transfer Agreement, as applicable, and the pledge thereof to the Indenture Trustee pursuant to the Indenture. Neither the Originator nor the Transferor has done anything to convey any right to any Person that would result in such Person having a right to payments due under any Receivables (other than granting Liens thereon that will be released on or prior to the Closing Date or the related Subsequent Transfer Date, as applicable) or otherwise done anything to impair the rights of the Transferor, the Trust, the Noteholders or the Note Insurer in payments with respect thereto.

     (xxxvi) Each sale, transfer, assignment and conveyance of the Receivables and the related Transferred Property by the Originator hereunder pursuant to
Section 2.1 or Section 2.3 or the subsequent sale to the Issuer pursuant to the Sale and Servicing Agreement and the related Transfer Agreement, as applicable, or the pledge by the Issuer to the Indenture Trustee pursuant to the Indenture is not subject to and will not result in any tax, fee or governmental charge payable by the Originator, the Transferor, the Issuer or the Trust Collateral Agent to any federal, state or local government ("Transfer Taxes") other than Transfer Taxes which have or will be paid by the Originator as due. In the event that the Issuer, the Indenture Trustee, the Transferor, the Indenture Trustee or the Trust Collateral Agent receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of the Receivables and the related Transferred Property pursuant to Section 2.1 or Section 2.3 or the subsequent sale to the Issuer pursuant to the Sale and Servicing Agreement and the related Transfer Agreement, as applicable, or the pledge by the Issuer to the Indenture Trustee pursuant to the Indenture, on written demand by the Issuer, the Transferor, the Indenture Trustee or the Trust Collateral Agent, or upon the Originator's otherwise being given notice thereof by the Issuer, the Transferor, the Indenture Trustee or the Trust Collateral Agent, the Originator shall pay, and otherwise indemnify and hold the Transferor, the Issuer, the Indenture Trustee, the Trust Collateral Agent and the Note Insurer harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the Noteholders, the Indenture Trustee, the Trust Collateral Agent, the Transferor, the Issuer and the Note Insurer shall have no obligation to pay such Transfer Taxes).

     (xxxvii) Each Dealer that originated a Receivable for sale to the Originator has been selected by the Originator based on the Originator's underwriting criteria, its financial and operating history and record of compliance with requirements of applicable Federal and state law. Each Dealer from whom the Originator purchases Receivables directly has entered into an agreement with the Originator providing for the sale of motor vehicle loans from time to time by such Dealer to the Originator and is authorized to originate Receivables for sale to the Originator under the Originator's underwriting guidelines.

     (xxxviii) The Originator used no selection procedures that identified the Receivables as being less desirable or valuable than other comparable motor vehicle loans originated or acquired by the Originator.

     (xxxix) The Computer Tape from which the selection of the Initial Receivables being acquired on the Closing Date was made available to the accountants that are providing a comfort letter to the Underwriter, the Initial Purchaser and the Note Issuer in connection with any information contained in the Prospectus and the Private Placement Memorandum, and such information is complete and accurate as of the Initial Cut-off Date and the Closing Date in all material respects and includes a description of the same Receivables that are described in the Prospectus and the Private Placement Memorandum and on Schedule A hereto and the payments due hereunder as of the Closing Date.

     (xl) By the Closing Date or the related Subsequent Transfer Date, as applicable, the Originator will have caused the portions of the Master Servicer's servicing records relating to the Receivables to be clearly and unambiguously marked to show that the Receivables constitute part of the Transferred Property, have been transferred to the Transferor and subsequently to the Issuer and are owned by the Issuer in accordance with the terms of the Sale and Servicing Agreement.

     (xli) As of the Closing Date or the related Subsequent Transfer Date, there is no lien against any Financed Vehicle for delinquent taxes.

     (xlii) At the time of origination of each Receivable, the proceeds of such Receivable were fully disbursed. There is no requirement for future advances thereunder, and all fees and expenses in connection with the origination of such Receivable have been paid.

     (xliii) No Receivable is due from an Obligor who has defaulted under a previous contract with the Originator.

     (xliv) The Dealer that sold each Receivable to the Originator has entered into a Dealer Agreement and such Dealer Agreement (along with any addenda thereto) constitutes the entire agreement between the Originator and the related Dealer with respect to the sale of such Receivable to the Originator. Each such Dealer Agreement is in full force and effect and is the legal, valid and binding obligation of such Dealer, there have been no material defaults by such Dealer or by the Originator under such Dealer Agreement; the Originator has fully performed all of its obligations under such Dealer Agreement; the Originator has not made any statements or representations to such Dealer (whether written or oral) inconsistent with any term of such Dealer Agreement; the purchase price (as specified in the applicable Dealer Agreement, if any) for such Receivable has been paid in full by the Originator; there is no other payment due to such Dealer from the Originator for the purchase of such Receivable; such Dealer has no right, title or interest in or to any Receivable; there is no prior course of dealing between such Dealer and the Originator which will affect the terms of such Dealer Agreement; any payment owed to such Dealer by the Originator is a corporate obligation of the Originator in the nature of a bonus for amounts collected by the Originator in excess of the purchase price for a Receivable.

     (xlv) Each Receivable contains provisions requiring the Obligor to assume all risk of loss or malfunction of the related Financed Vehicle and to maintain liability insurance with respect thereto, requiring the Obligor to pay all sales, use, property, excise and other similar taxes imposed on or with respect to the related Financed Vehicle and making the Obligor liable for all payments required to be made thereunder, without any setoff, counterclaim or defense for any reason whatsoever, subject only to the Obligor's right of quiet enjoyment.

     (xlvi) No Receivable provides for the substitution, exchange or addition of any Financed Vehicle subject to such Receivable.

     (xlvii) The rights with respect to each Receivable are assignable by the Originator without the consent of any Person other than consents which will have been obtained on or before the Closing Date or the related Subsequent Transfer Date, as applicable.

     (xlviii) To the best of the Originator's knowledge, no Obligor is a Person involved in re-leasing or re-selling the Financed Vehicles.

     (xlix) The Trust Collateral Agent holds the certificate of title or the application for a Lien Certificate for each of the Financed Vehicles as of the Closing Date, or with respect to a Subsequent Receivable, will hold the Lien Certificate or the application for a certificate of title for each of the related Financed Vehicles as of the related Subsequent Transfer Date, and the Master Servicer will obtain within 180 days of the Closing Date or the related Subsequent Transfer Date, as applicable, and deliver to the Trust Collateral Agent Lien Certificates with respect to each Financed Vehicle as to which the Trust Collateral Agent holds only such application.

     (l) No Receivable has been extended, rewritten or is subject to any forbearance, or any other such modified payment plan other than in accordance with the Originator's collection policies and procedures (of which the Trust Collateral Agent retains a copy and which is available from the Trust Collateral Agent upon request) as in effect on the Closing Date or the related Subsequent Transfer Date, as applicable.

     (li) This Purchase Agreement has been duly authorized, executed and delivered by the Originator and the Transferor and constitutes the legal, valid, binding obligation of each such entity, enforceable against it in accordance with its terms. This Purchase Agreement (including, without limitation, the provisions of Section 6.2 hereof relating to the reacquisition of the Receivables in certain events) is in full force and effect and there have been no defaults hereunder by the Originator or the Transferor, and the Transferor and the Originator have performed all of their obligations thereunder as of the Closing Date and each Subsequent Transfer Date, as applicable. The full purchase price payable by the Transferor for the Initial Receivables and the Subsequent Receivables as provided in this Purchase Agreement will be paid in full by the Transferor for the purchase thereof on or prior to the Closing Date or the related Subsequent Transfer Date, as applicable. All right, title and interest of the Originator in or to the Initial Receivables has been sold by the Originator to the Transferor pursuant to this Purchase Agreement and the Initial Assignment in accordance with the terms hereof, and the Originator does not claim any right, title or interest in or to any of the Receivables. All right, title and interest of the Originator in or to the Subsequent Receivables will be sold by the Originator to the Transferor pursuant to this Purchase Agreement and the related Subsequent Assignment in accordance with the terms hereof, and the Originator will not claim any right, title or interest in or to any of the Receivables.

     (lii) The Originator, at the time of origination of each Receivable and as of Closing Date, with respect to the Initial Receivables, and as of the applicable Subsequent Transfer Date, with respect to the Subsequent Receivables, was in possession of all state and local licenses (including all debt collection licenses) required for it to acquire and own such Receivable and service such Receivable in accordance with the Originator's collection policies and procedures in effect on such date and to perform its services as Master Servicer (including, without limitation, the services to be performed as Servicer) under the Sale and Servicing Agreement, and none of such licenses has been suspended, revoked or terminated, except where the failure of the Originator to obtain and maintain any such license could not have a material adverse effect on the Issuer, the Note Insurer, the Noteholders or any Receivable or the Originator's ability to perform its obligations as Originator and Master Servicer under the Basic Documents.

(c) The representations and warranties contained in (i) this Purchase Agreement are made as of the execution and delivery of this Purchase Agreement, and (ii) in each Transfer Agreement are made as of the execution and delivery of such Transfer Agreement, but in each case shall survive the sale, transfer and assignment of the related Receivables and the other related Transferred Property hereunder, the conveyance thereof by the Transferor to the Issuer under the Sale and Servicing Agreement and the related Transfer Agreement, as applicable, and the pledge thereof by the Issuer to the Indenture Trustee under the Indenture. The Originator and the Transferor agree that the Transferor will assign to the Issuer all of the Transferor's rights under this Purchase Agreement and each Assignment, the Issuer will assign to the Indenture Trustee all of the Issuer's rights under this Purchase Agreement and each Assignment and that the Indenture Trustee shall thereafter be entitled to enforce this Purchase Agreement (including, without limitation, the Originator's repurchase obligations under Section 5.5 and Section 6.2) and each Assignment directly against the Originator in the Indenture Trustee's own name on behalf of the Noteholders; provided, however, that the representations and warranties of the Originator in this Purchase Agreement shall not be construed as a warranty or guaranty by the Originator as to the future payments by any Obligor. Each sale of a Receivable pursuant to this Purchase Agreement and the related Assignment shall be "without recourse" except for the representations, warranties and covenants made by the Originator in this Purchase Agreement or the related Transfer Agreement.

                                   ARTICLE IV
                                   CONDITIONS

4.1.     Conditions to Obligations of the Transferor
         -------------------------------------------

(a) The obligation of the Transferor to purchase the Initial Receivables is subject to the satisfaction of the following conditions:

     (i) Representations and Warranties True. (a) The representations and warranties of the Originator hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Originator shall have performed all obligations to be performed by the Originator hereunder on or prior to the Closing Date.

     (ii) Computer Files Marked. The Originator shall, at its own expense, on or prior to the Closing Date, indicate in its computer files that the Initial Receivables have been sold by the Originator to the Transferor pursuant to this Purchase Agreement, conveyed to the Issuer pursuant to the Sale and Servicing Agreement and pledged to the Indenture Trustee pursuant to the Indenture and shall deliver to the Transferor the Schedule of Receivables certified by the Chairman, the President, any Vice President or the Treasurer of the Originator to be true, correct and complete.

     (iii) Receivable Files Delivered. The Originator shall, at its own expense, deliver the Receivable Files ---------------------------- relating to the Initial Receivables to the Trust Collateral Agent on or prior to the Closing Date.

     (iv) Documents to be delivered by the Originator at the Closing.

     (A) The Initial Assignment. At the Closing, the Originator will execute and deliver an Initial Assignment. The Initial Assignment shall be substantially in the form of Exhibit A hereto.

     (B) Evidence of UCC-1 Filing. On or prior to the Closing Date, the Originator shall record and file, at its own expense, a UCC-1 financing statement in Indiana and each other jurisdiction required by applicable law (if any), executed by the Originator, as seller or debtor, and naming the Transferor, as purchaser or secured party, naming the applicable Initial Receivables and the other Initial Transferred Property conveyed hereunder as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such Initial Receivables to the Transferor. The Originator shall deliver a file-stamped copy, or other evidence satisfactory to the Transferor and the Note Insurer of such filing, to the Transferor and the Note Insurer on or prior to the Closing Date.

     (C) Legal Opinions. The Originator shall have delivered to the Transferor, the Note Insurer, the Underwriter and the Initial Purchaser the legal opinions of Krieg DeVault LLP, with respect to bankruptcy (including true sale and nonconsolidation), corporate, tax and such other matters as the Note Insurer, the Underwriter, the Initial Purchaser and their respective counsel shall request, in each case, dated the Closing Date and satisfactory in form and substance to the Note Insurer, the Underwriter(s) and their respective counsel.

     (D) Other Documents. On or prior to the Closing Date, the Originator shall deliver such other documents as the Transferor or the Note Insurer may reasonably request.

     (v) Other Transactions. The transactions contemplated by the Sale and Servicing Agreement, the Indenture and the Underwriting Agreement in respect of the Receivables shall be consummated on the Closing Date.

(b) The obligation of the Transferor to purchase Subsequent Receivables on the related Subsequent Transfer Dates is subject to the satisfaction of the following conditions:

     (i) Representations and Warranties True. The representations and warranties of the Originator hereunder and under the related Transfer Agreement shall be true and correct on the related Subsequent Transfer Date with the same effect as if then made, and the Originator shall have performed all obligations to be performed by the Originator hereunder on or prior to the related Subsequent Transfer Date.

     (ii) Computer Files Marked. The Originator shall, at its own expense, on or prior to the related Subsequent Transfer Date, indicate in its computer files that the related Subsequent Receivables have been sold by the Originator to the Transferor pursuant to this Purchase Agreement and shall deliver to the Transferor the related supplement to the Schedule of Receivables to be attached hereto as Schedule A, certified by the Chairman, the President, any Vice President or the Treasurer of the Originator to be true, correct and complete.

     (iii) Receivable Files Delivered. The Originator shall, at its own expense, deliver the Receivable Files relating to such Subsequent Receivables to the Trust Collateral Agent on or prior to the related Subsequent Transfer Date.

     (iv) Documents to be delivered by the Originator on the related Subsequent Transfer Date.

     (A) The Subsequent Receivables Assignment. On each Subsequent Transfer Date, the Originator, as applicable, will execute and deliver the related Subsequent Receivables Assignment. The Subsequent Assignment shall be substantially in the form of Exhibit B hereto.

     (B) Evidence of UCC-1 Filing. On or prior to the related Subsequent Transfer Date, the Originator shall record and file, at its own expense, a UCC-1 financing statement in Indiana and every other jurisdiction required by applicable law (if any), executed by the Originator, as seller or debtor, and naming the Transferor, as purchaser or secured party, naming the related Subsequent Receivables and the other Subsequent Transferred Property conveyed hereunder as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such Subsequent Receivables to the Transferor.

The Originator shall deliver a file-stamped copy, or other evidence satisfactory to the Transferor and the Note Insurer of such filing, to the Transferor and the
Note Insurer on or prior to the related Subsequent Transfer Date.

     (C) Legal Opinions. The Originator shall have delivered to the Transferor, the Note Insurer, the Underwriter and the Initial Purchaser the legal opinions of Krieg DeVault LLP, in each case, dated the related Subsequent Transfer Date and satisfactory in form and substance to the Note Insurer, the Underwriter, the Initial Purchaser and their respective counsel.

     (D) Other Documents. On or prior to the related Subsequent Transfer Date, the Originator shall deliver such other documents as the Transferor or the Note Insurer may reasonably request.

     (E) Other Transactions. The transactions contemplated by the Sale and Servicing Agreement, the Indenture, the Underwriting Agreement and the Note Purchase Agreement in respect of the Receivables shall be consummated on the Closing Date.

     4.3. Conditions to Obligations of the Originator.

(a) The obligation of the Originator to sell the Initial Receivables to the Transferor is subject to the satisfaction of the following conditions:

     (i) Representations and Warranties True. The representations and warranties of the Transferor hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Transferor shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

     (ii) Receivables Purchase Price. At the Closing Date, the Transferor shall deliver to, or at the direction of, the Originator, the Initial Receivables Purchase Price as provided in Section 2.1(b), pursuant to wire instructions to be delivered to the Transferor on or prior to the Closing Date.

(b) The obligation of the Originator to sell Subsequent Receivables to the Transferor on the related Subsequent Transfer Date is subject to the satisfaction of the following conditions:

     (i) Representations and Warranties True. The representations and warranties of the Transferor hereunder shall be true and correct on the related Subsequent Transfer Date with the same effect as if then made, and the Transferor shall have performed all obligations to be performed by it hereunder on or prior to the related Subsequent Transfer Date.

     (ii) Subsequent Receivables Purchase Price. On the related Subsequent Transfer Date, the Transferor shall deliver to, or at the direction of, the Originator, the related Subsequent Receivables Purchase Price as provided in
Section 2.3(b), pursuant to wire instructions to be delivered to the Transferor on or prior to the related Subsequent Transfer Date.

                                   ARTICLE V
                           COVENANTS OF THE ORIGINATOR

     The Originator agrees with the Transferor as follows; provided, however, that to the extent that any provision of this ARTICLE V conflicts with any provision of the Sale and Servicing Agreement, the Sale and Servicing Agreement shall govern:

5.1.     Protection of Right, Title and Interest.

(a) Filings. The Originator shall cause all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Transferor in and to the Receivables and the other Transferred Property to be promptly filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Transferor hereunder, the Issuer under the Sale and Servicing Agreement and the Indenture Trustee on behalf of the Noteholders and the Note Insurer under the Indenture to the Receivables and the other Transferred Property. The Originator shall deliver to the Transferor, the Indenture Trustee and the Note Insurer file stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing. The Transferor shall cooperate fully with the Originator in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 5.1(a). In the event the Originator fail to perform their obligations under this subsection, the Transferor or the Trust Collateral Agent may do so at the expense of the Originator.

(b) Name and Other Changes. At least 60 days prior to the date the Originator makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the applicable provisions of the UCC or any title statute, the Originator shall give the Trust Collateral Agent, the Note Insurer and the Transferor written notice of any such change and no later than five days after the effective date thereof, shall file appropriate amendments to all previously filed financing statements or continuation statements. At least 60 days prior to the date of any relocation of its principal executive office or jurisdiction of organization, the Originator shall give the Trust Collateral Agent, the Note Insurer and the Transferor written notice thereof if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and the Originator shall within five days after the effective date thereof, file any such amendment or new financing statement. The Originator shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

(c) Accounts and Records. The Originator shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each).

(d) Maintenance of Computer Systems. The Originator shall maintain its computer systems so that, from and after the time of conveyance hereunder of the Receivables to the Transferor, the conveyance of the Receivables to the Issuer and the pledge of the Receivables to the Indenture Trustee, the Originator's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly that such Receivable has been sold the Transferor and thereafter conveyed to the Issuer and pledged to the Indenture Trustee. Indication of the Transferor's, Issuer's and Indenture Trustee's respective interest in a Receivable shall be deleted from or modified on the Originator's computer systems when, and only when, the Receivable shall have been paid in full or repurchased.

(e) Sale of Other Receivables. If at any time the Originator shall propose to sell, grant a security interest in, or otherwise transfer any interest in any automobile, van, sport utility vehicle or light duty truck installment sale contracts (other than the Receivables) to any prospective purchaser, lender, or other transferee, the Originator shall give to such prospective purchaser, lender or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been pledged to the Indenture Trustee unless such Receivable has been paid in full or repurchased.

(f) Access to Records. The Originator shall, upon reasonable notice, permit the Transferor, the Note Insurer, the Indenture Trustee, the Trust Collateral Agent, the Servicer and their respective agents at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Originator's records regarding any Receivable.

(g) List of Receivables. Upon request, the Originator shall furnish to the Transferor, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then owned by the Transferor, together with a reconciliation of such list to the Schedule of Receivables.

(h) Other Actions. The Originator shall from time to time, at its expense, promptly execute and deliver all further instruments and documents (including, without limitation, powers of attorney for the benefit of the Servicer) and take all further action that may be necessary or desirable to permit the Servicer to perform its obligations under the Sale and Servicing Agreement, including, without limitation, the Servicer's obligation to preserve and maintain the perfected security interest of the Indenture Trustee in the Receivables and the Financed Vehicles.

5.2. Other Liens or Interests. Except for the conveyances hereunder, the conveyances pursuant to the Sale and Servicing Agreement and each Transfer Agreement and the pledge pursuant to the Indenture, the Originator will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any interest therein, and the Originator shall defend the right, title, and interest of the Transferor, the Issuer and the Indenture Trustee in, to and under the Receivables against all claims of third parties claiming through or under the Originator; provided, however, that the Originator's obligations under this Section 5.2 shall terminate upon the termination of the Issuer pursuant to the Sale and Servicing Agreement.

5.3. Chief Executive Office. During the term of the Receivables, the Originator will maintain its chief executive office in one of the United States of America.

5.4. Costs and Expenses. The Originator will pay all expenses incident to the performance of the Originator's obligations under this Purchase Agreement and the Originator agrees to pay all reasonable out-of-pocket costs and expenses of the Transferor, excluding fees and expenses of counsel to the Transferor, in connection with the perfection as against third parties of the Issuer's and the Indenture Trustee's right, title and interest in and to the Receivables and security interests in the Financed Vehicles and the enforcement of any obligation of the Originator hereunder.

5.5. Delivery of Receivable Files. On or prior to the Closing Date, in the case of the Initial Receivables, or the related Subsequent Transfer Date, in the case of the Subsequent Receivables, the Originator shall, on behalf of the Transferor, deliver the related Contact Files to the Trust Collateral Agent. The Originator, following receipt from the Trust Collateral Agent of notification that there has been a failure to deliver a Receivable File with respect to a Receivable or that any of the documents referred to in the definition of the term "Receivable File" is not contained in a Receivable File shall deliver such Receivable File or any of the aforementioned documents required to be included in such Receivable File to the Trust Collateral Agent no later than the Closing Date or the related Subsequent Transfer Date, as applicable. Unless such defect with respect to such Receivable File shall have been cured by the last day of the first Collection Period following discovery thereof, the Originator shall repurchase any such Receivable from the Issuer as of such last day. In consideration of the purchase of the Receivable, the Originator shall remit the Purchase Amount in the manner specified in Section 5.05(a) of the Sale and Servicing Agreement. The sole remedy hereunder of the Indenture Trustee, the Trust Collateral Agent, the Issuer or the Noteholders with respect to a breach of this Section 5.5 shall be to require the Originator to repurchase the Receivable pursuant to this Section 5.5; provided, however, that the Originator shall indemnify the Owner Trustee, the Issuer, the Indenture Trustee, the Trust Collateral Agent, the Note Insurer, the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the Noteholders, the Certificateholder and their respective officers, directors and employees against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them, as a result of third party claims arising out of the events or facts giving rise to a Repurchase Event. Upon receipt of the Purchase Amount and any related indemnity payments, the Trust Collateral Agent shall release to the Originator or its designee the related Receivable File and shall execute and deliver all instruments of transfer or assignment, without recourse, as are prepared by the Originator and delivered to the Trust Collateral Agent and are necessary to vest in the Originator or such designee the Transferor's and the Issuer's right, title and interest in the Receivable.

5.6. Indemnification.

(a) The Originator shall defend, indemnify and hold harmless the Transferor, the
Note Insurer, the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the Trust Collateral Agent, the Owner Trustee, the Issuer, the Noteholders and the Certificateholder for any liability as a result of the failure of a Receivable to be originated in compliance with all requirements of law and for any breach of any of its representations and warranties contained herein or in any Transfer Agreement.

(b) The Originator shall defend, indemnify and hold harmless the Transferor, the
Note Insurer, the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the Trust Collateral Agent, the Owner Trustee, the Issuer, the Noteholders and the Certificateholder from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership, or operation by the Originator or any Affiliate thereof of a Financed Vehicle.

(c) The Originator shall defend, indemnify and hold harmless the Transferor, the
Note Insurer, the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the Trust Collateral Agent, the Owner Trustee, the Issuer, the Noteholders and the Certificateholder against any and all costs, expenses, losses damages, claims and liabilities, arising out of or resulting from any action taken, or failed to be taken, by the Originator in respect of any portion of the Trust Property other than in accordance with this Purchase Agreement, any Transfer Agreement or any other Basic Document.

(d) The Originator shall defend, indemnify and hold harmless the Transferor, the
Note Insurer, the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the Trust Collateral Agent, the Owner Trustee, the Issuer, the Noteholders and the Certificateholder from and against any and all taxes, except for taxes on the net income of the Transferor, the Note Insurer, the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the Trust Collateral Agent, the Owner Trustee, the Issuer, the Noteholders or the Certificateholder, as the case may be, that may at any time be asserted against the Transferor with respect to the transactions contemplated herein and in each Transfer Agreement, including, without limitation, any sales, general corporation, tangible personal property, privilege, or license taxes and costs and expenses in defending against the same.

(e) The Originator shall defend, indemnify and hold harmless the Transferor, the
Note Insurer, the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the Trust Collateral Agent, the Owner Trustee, the Issuer, the Noteholders and the Certificateholder from and against any and all costs, expenses, losses, damages, claims and liabilities to the extent that such cost, expense, loss, damage, claim or liability arose out of, or was imposed upon the Transferor, the
Note Insurer, the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the Trust Collateral Agent, the Owner Trustee, the Issuer, the Noteholders and the Certificateholder, as the case may be, through the negligence, willful misfeasance, or bad faith of the Originator in the performance of its duties under this Purchase Agreement, any Transfer Agreement or any other Basic Document to which it is a party, or by reason of reckless disregard of the Originator's obligations and duties under this Purchase Agreement, any Transfer Agreement or any other Basic Document to which it is a party.

(f) The Originator shall defend, indemnify and hold harmless the Transferor, the
Note Insurer, the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the Trust Collateral Agent, the Owner Trustee, the Issuer, the Noteholders and the Certificateholder from and against all costs, expenses, losses, damages, claims and liabilities arising out of or incurred in connection with the acceptance or performance of the Originator's duties under this Purchase

Agreement or any Transfer Agreement and the other Basic Documents to which it is a party, including the trusts and duties as Servicer under the Sale and Servicing Agreement, except to the extent that such cost, expense, loss, damage, claim or liability shall be due to the willful misfeasance, bad faith or negligence of the Transferor, the Note Insurer, the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the Trust Collateral Agent, the Owner Trustee, the Issuer, the Noteholders or the Certificateholder, as the case may be.

(g) The Originator shall defend, indemnify and hold harmless the Transferor, the
Note Insurer, the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the Trust Collateral Agent, the Owner Trustee, the Issuer, the Noteholders and the Certificateholder against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the failure of any Receivable or the sale of the related Financed Vehicle to comply with any requirements of applicable law.

     Indemnification under this Section shall include reasonable fees and expenses of litigation and shall survive termination of the Issuer. These indemnity obligations shall be in addition to any obligation that the Originator may otherwise have.

5.7. Sale. The Originator agrees to treat each conveyance hereunder for all purposes (including, without limitation, tax and financial accounting purposes) as a sale on all relevant books, records, tax returns, financial statements and other applicable documents.

5.8. Non-Petition. The Originator covenants and agrees that it shall not, until a year and a day have passed since the date on which all securities issued by the Issuer or a similar trust formed by the Transferor have been paid in full, petition or otherwise invoke the process of commencing or sustaining an involuntary case against the Transferor under any Federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Transferor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Transferor. The Transferor and the Originator agree that damages will not be an adequate remedy for such breach and that this covenant may be specifically enforced by the Transferor, by the Issuer or by the Indenture Trustee on behalf of the Noteholders and the Note Issuer.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

6.1. Obligations of the Originator. The obligations of the Originator under this Purchase Agreement and each Transfer Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

6.2. Repurchase Events. The Originator hereby covenants and agrees with the Transferor for the benefit of the Transferor, the Issuer, the Indenture Trustee, the Trust Collateral Agent, the Note Insurer, the Noteholders and the Certificateholder, that (i) the occurrence of a breach of any of the Originator's representations and warranties contained in Section 3.2(b) hereof or Section 4 of the related Transfer Agreement, as applicable (in each case without regard to any limitations regarding the Originator's knowledge), and
(ii) the failure of the Originator to timely comply with its obligations pursuant to Section 5.5 hereof, shall constitute events obligating the

Originator to repurchase the affected Receivables hereunder ("Repurchase Events"), at the Purchase Amount from the Issuer. Unless the breach of any of the Originator's representations and warranties shall have been cured by the last day of the first full Collection Period following the discovery thereof by or notice to the Originator of such breach, the Originator shall repurchase any Receivable if such Receivable or the interest therein of the Transferor, the Issuer, the Noteholders, the Certificateholder or the Note Insurer is materially and adversely affected by the breach, as of such last day. The provisions of this Section 6.2 are intended to grant the Indenture Trustee a direct right against the Originator acting at the direction or with the consent of the Note Insurer to demand performance hereunder, and in connection therewith the Originator waives any requirement of prior demand against the Transferor and waives any defaults it would have against the Transferor with respect to such repurchase obligation. In addition to the foregoing, the Originator shall be under an obligation to promptly purchase from the Transferor (in its capacity as Transferor under the Sale and Servicing Agreement) any Receivable required to be repurchased by the Transferor pursuant to a breach of its obligations in the Sale and Servicing Agreement, including, without limitation, the Transferor's repurchase obligations set forth in Section 3.02 of the Sale and Servicing Agreement. Any such purchase described in this Section shall take place in the manner specified in Section 5.05 of the Sale and Servicing Agreement. The sole remedy (except as otherwise set forth below) hereunder of the Noteholders, the Certificateholder, the Issuer, the Note Insurer, the Indenture Trustee or the Transferor against the Originator with respect to any Repurchase Event shall be to enforce the Originator's obligation to repurchase such Receivables pursuant to this Purchase Agreement; provided, however, that the Originator shall indemnify the Owner Trustee, the Issuer, the Indenture Trustee, the Trust Collateral Agent, the Note Insurer, the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the Noteholders, the Certificateholder and their respective officers, directors and employees against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them, as a result of third party claims arising out of the events or facts giving rise to a Repurchase Event. Upon receipt of the Purchase Amount and any related indemnity payments, the Trust Collateral Agent shall release the related Receivable File to the Originator and execute and deliver all instruments of transfer or assignment, without recourse, as are necessary to vest in the Originator the Transferor's and the Issuer's right, title and interest in the Receivable.

6.3. Originator's Assignment of Purchased Receivables. With respect to all Receivables repurchased by the Originator pursuant to this Purchase Agreement, the Transferor shall assign, without recourse except as provided herein, representation or warranty, to the Originator all the Transferor's right, title and interest in and to such Receivables, and all security and documents relating thereto.

6.4. Conveyance as Sale of Receivables Not Financing. The parties hereto intend that each conveyance hereunder and under the Assignments be a sale of the related Receivables and the other Transferred Property relating thereto from the Originator to the Transferor and not a financing secured by such assets; and the beneficial interest in and title to such Receivables and the other Transferred Property shall not be part of the Originator's respective estate in the event the Originator becomes insolvent or a conservator or receiver is appointed for the Originator. In the event that any conveyance hereunder or under any Assignment is for any reason not considered a sale, the parties intend that this Purchase

Agreement or such Assignment constitute a security agreement under the UCC (including the UCC as in effect in the State of New York) and applicable law, and the Originator hereby grants to the Transferor a first priority security interest in, to and under the Receivables and the other Transferred Property, and any other property conveyed hereunder and all proceeds of any of the foregoing for the purpose of securing obligations to the Transferor from the Originator hereunder.

6.5. Assignment of Rights. The Originator acknowledges that (i) the Transferor will, pursuant to the Sale and Servicing Agreement in the case of the Initial Receivables, and pursuant to the Sale and Servicing Agreement and the related Transfer Agreement in the case of the Subsequent Receivables, convey the Receivables and assign its rights under this Purchase Agreement to the Issuer and (ii) the Issuer will, pursuant to the Indenture, pledge all of its right, title and interest in the Receivables and the other Transferred Property and pledge its rights under this Purchase Agreement, the Sale and Servicing Agreement and each Transfer Agreement to the Indenture Trustee for the benefit of the Noteholders and the Note Insurer, and that the representations and warranties contained in this Purchase Agreement and each Transfer Agreement and the rights of the Transferor under this Purchase Agreement and each Transfer Agreement, including, without limitation, under Section 5.5 and Section 6.2 hereof, are intended to benefit the Noteholders and the Note Insurer. The Originator also acknowledges that the Indenture Trustee on behalf of the Noteholders and the Note Insurer, as assignees of the Transferor's rights hereunder, may directly enforce, without making any prior demand on the Transferor, all the rights of the Transferor hereunder, including, without limitation, the rights under Section 6.2 hereof. The Originator hereby consents to such sale and assignment by the Transferor and such pledge by the Issuer.

6.6. Amendment. This Purchase Agreement may be amended from time to time by a written amendment duly executed and delivered by the Originator and the Transferor with the prior written consent of the Note Insurer; provided, however, that unless such amendment shall not materially and adversely affect the rights of the Noteholders, as evidenced by an Opinion of Counsel, any such amendment must be consented to by the Majority Noteholders. The parties hereto agree to provide the Rating Agencies with prior notice of, and a copy of, any amendment to this Purchase Agreement.

6.7. Accountants' Letters. (a) Deloitte & Touche will review in accordance with procedures previously agreed to by the Originator and the Transferor, certain information with respect to the characteristics of the Receivables; (b) the Originator will cooperate with the Transferor and Deloitte & Touche in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review necessary to provide the confirmation set forth in clause (a) above and to deliver the letters required of them under the Underwriting Agreement and the Note Purchaser Agreement; and (c) Deloitte & Touche will deliver to the Transferor and the Note Insurer a letter, dated September 19, 2002 and at the Closing Date or such later date as the Prospectus and the Private Placement Memorandum shall be available and a letter or letters dated each Subsequent Transfer Date, each in the form previously agreed to by the Originator, the Transferor and the Note Insurer, with respect to certain financial and statistical information contained in the Prospectus and the Private Placement Memorandum, certain information relating to the Receivables on magnetic tape or other electronic format obtained from the Originator and the Transferor and with respect to such other information as may be agreed in the form of letter.

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

6.8. Waivers. No failure or delay on the part of the Transferor in exercising any power, right or remedy under this Purchase Agreement, any Assignment or any Transfer Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

6.9. Notices. All demands, notices, and communications upon or to either party or the Note Insurer under this Agreement shall be in writing, personally delivered, mailed by certified mail, return receipt requested or delivered by overnight courier, and shall be deemed to have been duly given upon receipt. In the case of the Originator at the following address: United Fidelity Bank, fsb, 18 N.W. Fourth Street, P. O. Box 1347, Evansville, Indiana 47706-1347,
Attention: President; at the following phone number: (812) 429-0550; and at the following fax number (812) 429-3995. In the case of the Transferor at the following address: United Fidelity Finance, LLC, 18 N.W. Fourth Street, P. O. Box 1347, Evansville, Indiana 47706-1347, Attention: President; at the following phone number: (812) 429-0550; and at the following fax number (812) 429-3995. In the case of the Note Insurer, to: Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022, Attention: Transaction Oversight Department,
Re: United Fidelity Auto Receivables Trust 2002-A, Confirmation: (212) 826-0100, Telecopy Nos. (212) 339-3518, (212) 339-3529 (in each case in which notice or other communication to Financial Security refers to an Event of Default, a claim on the Policy or with respect to which failure on the part of Financial Security to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the General Counsel and the Head-Financial Guaranty Group and shall be marked to indicate "URGENT MATERIAL ENCLOSED").

6.10. Confidential Information. The Transferor agrees that it will neither use nor disclose to any person the names and addresses of the Obligors, except in connection with the enforcement of the Transferor's rights hereunder, under the Receivables, under the Sale and Servicing Agreement or as required by law.

6.11. Headings and Cross-References. The various headings in this Purchase Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Purchase Agreement. References in this Purchase Agreement to Section names or numbers are to such Sections of this Purchase Agreement.

6.12. Third Party Beneficiaries. The parties hereto hereby expressly agree that each of the Indenture Trustee for the benefit of the Noteholders and the Note Insurer, and the Note Insurer, shall be third party beneficiaries with respect to this Purchase Agreement, each Assignment and each Transfer Agreement; provided, however, that no third party other than the Indenture Trustee for the benefit of the Noteholders and the Note Insurer, and the Note Insurer, is a third party beneficiary of this Purchase Agreement, each Assignment and each Transfer Agreement, and each such party may rely on the representations, warranties, covenants and agreements of the Originator herein and therein as if they were addressed to each of them. As a third party beneficiary to the provisions of this Purchase Agreement, each Assignment and each

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

Transfer Agreement, the Note Insurer and its successors and assigns shall be entitled to rely upon and directly enforce the provisions of this Purchase Agreement, each Assignment and each Transfer Agreement so long as no Insurer Default shall have occurred and be continuing. Except as expressly stated otherwise herein or in the Basic Documents, any right of the Note Insurer to direct, appoint, consent to, approve of, or take any action under this Purchase Agreement, shall be a right exercised by the Note Insurer in its sole and absolute discretion. The Note Insurer may disclaim any of its rights and powers under this Purchase Agreement (but not its duties and obligations under the Policy) upon delivery of a written notice to the Indenture Trustee.

6.13. Governing Law. THIS PURCHASE AGREEMENT AND EACH ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (EXCEPT WITH REGARD TO THE UCC).

6.14. Counterparts. This Purchase Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

6.15. Effect of Policy Expiration Date. Notwithstanding anything to the contrary set forth herein, all references to any right of the Note Insurer to direct, appoint, consent to, accept, approve of, take or omit to take any action under this Purchase Agreement or any other Basic Document shall be inapplicable at all times after the Policy Expiration Date, and (i) if such reference provides for another party or parties to take or omit to take such action following an Insurer Default, such party or parties shall also be entitled to take or omit to take such action following the Policy Expiration Date and (ii) if such reference does not provide for another party or parties to take or omit to take such action following an Insurer Default, then the Indenture Trustee acting at the direction of the Majority Noteholders shall have the right to take or omit to take any such action following the Policy Expiration Date. In addition, any other provision of this Purchase Agreement or any other Basic Document which is operative based in whole or in part on whether an Insurer Default has or has not occurred shall, at all times on or after the Policy Expiration Date, be deemed to refer to whether or not the Policy Expiration Date has occurred.


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

     IN WITNESS WHEREOF, the parties hereto have caused this PURCHASE AGREEMENT to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                  UNITED FIDELITY BANK, fsb,
                                  As Originator



                                  By: /s/ Donald R. Neel
                                      ----------------------------------------
                                      Name: Donald R. Neel
                                            ----------------------------------
                                      Title: President & CEO
                                             ---------------------------------


                                  UNITED FIDELITY FINANCE, LLC
                                  As Transferor



                                  By: /s/ Donald R. Neel
                                      ----------------------------------------
                                      Name: Donald R. Neel
                                            ----------------------------------
                                      Title: President
                                             ---------------------------------








                   [Signature Page to the Purchase Agreement]

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